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                                                                 EXHIBIT 10.14

               AMENDED AND RESTATED LCC INTERESTS PLEDGE AGREEMENT
              ------------------------------------------------------

         AMENDED AND RESTATED LCC INTERESTS PLEDGE AGREEMENT, dated as of January 31, 2001 (as amended from time to time, the "AGREEMENT"), by and between Blue Sky Communications, Inc., a Georgia corporation (the "GRANTOR"), and Nortel Networks, Inc. (formerly known as Northern Telecom Inc.) as administrative agent (the "ADMINISTRATIVE AGENT") for the Lenders (as defined in the Credit Agreement described below). The Lenders and the Administrative Agent are collectively referred to herein as the "Secured Parties".

                                 R E C I T A L S
                                 ---------------

         A. Pursuant to a Credit Agreement dated as of January 22, 1999 (as amended by the First Amendment to Credit Agreement dated effective as of December 31, 1999 and by the Second Amendment to Credit Agreement dated effective as of January 31, 2001 and as the same may be further amended, restated or otherwise modified from time to time, the "CREDIT AGREEMENT") by and among American Samoa Telecom, LLC, a Georgia limited liability company (the "BORROWER"), the Lenders and the Administrative Agent, the Lenders have agreed to make certain credit facilities available to the Borrower, subject to the terms and conditions set forth therein.

         B. Pursuant to separate LLC Interests Pledge Agreements dated as January 22, 1999, each of Stanford Financial Group Company ("STANFORD"), Telecom Wireless Solutions, Inc. ("TWS") and Gelber Securities, Inc. ("GELBER"; with Stanford and TWS, collectively, the "TRANSFERRING GRANTORS") (such agreements, collectively, the "ORIGINAL PLEDGE AGREEMENTS") have pledged for the Administrative Agent, on behalf of the Secured Parties, all right, title, claim, estate and interest in and to the Capital Stock of the Borrower owned by the Transferring Grantors.

         C. Pursuant to the Contribution Agreement among each of the Transferring Grantors and the Grantor dated of even date herewith (the "CONTRIBUTION AGREEMENT"), the Transferring Grantors have sold, assigned or otherwise transferred to the Grantor, subject to the Security Interest (as such term is defined in the Original Pledge Agreements), all of their ownership in the Capital Stock of the Borrower and, as a result, the Grantor is the owner of the Collateral described on SCHEDULE A attached hereto.

         D. It is a condition to the continued extension of the credit facilities described in RECITAL A hereto that a continuing security interests in the Collateral be granted by the Grantor to the Administrative Agent for the benefit of the Secured Parties.

                                A G R E E M E N T
                               -------------------

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

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                                    ARTICLE 1

                         DEFINITIONS AND RELATED MATTERS
                        ----------------------------------

         SECTION 1.1. DEFINITIONS. Terms with initial capital letters not otherwise defined herein have the respective meanings set forth in the Credit Agreement. In addition, the following terms with initial capital letters have the following meanings:

         "APPLICABLE LAW" means all applicable provisions of all (i) constitutions, treaties, statutes, laws, rules, regulations and ordinances of any Governmental Authority, (ii) Governmental Approvals and (iii) orders, decisions, judgments, awards and decrees of any Governmental Authority (including common law and principals of public policy).

         "CAPITAL STOCK" means, with respect to any Person, all (i) membership interests, shares, interests, participations or other equivalents (howsoever designated) of capital stock and other equity interests of such Person and (ii) rights (other than debt securities convertible into capital stock or other equity interests), warrants or options to acquire any such capital stock or other equity interests.

         "CHARGES" means all federal, state, county, city, municipal or other Taxes, levies, assessments or charges that, if not paid when due, may result in a Lien of any Governmental Authority against Collateral.

         "COLLATERAL" shall mean all Capital Stock of the Borrower now or hereafter owned by the Grantor, including, without limitation, the property specifically described on SCHEDULE A attached hereto and made a part hereof. The term Collateral, as used herein, shall also include (i) all certificates, instruments and/or other documents evidencing the foregoing including the Pledged Collateral, (ii) all renewals, replacements and substitutions of all the foregoing, (iii) all Additional Property (as hereinafter defined), and (iv) all Proceeds of all the foregoing. The designation of proceeds does not authorize Grantor to sell, transfer or otherwise convey any of the foregoing property. The delivery at any time by Grantor to the Administrative Agent of any property as a pledge to secure payment or performance of any indebtedness or obligation whatsoever shall also constitute a pledge of such property as Collateral hereunder (for purposes of this Agreement, any such property is referred to as "ADDITIONAL PROPERTY").

         "GOVERNMENTAL APPROVAL" means (i) any license, authorization, consent, approval, permit, or license granted by the FCC or any Governmental Authority permitting the Grantor or any Subsidiary to own or operate the Network and (ii) any other authorization, consent, approval, permit or license issued by, or a resignation or filing with, any Governmental Authority.

         "GOVERNMENTAL AUTHORITY" means any nation or any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and any tribunal or arbitrator of competent jurisdiction.

         "NETWORK" is defined in the Credit Agreement.

         "OBLIGATION" means all present and future obligations and liabilities of the Borrower and each Borrower Party of every type and description arising under or in connection with the Loan


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Documents due or to become due to the Lender Parties or any Person entitled to indemnification under the Loan Documents, or any of their respective successors, transferees or assigns, whether for principal, interest, Fees, expenses, indemnities or other amounts (including attorneys' fees and expenses) and whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, and whether now or hereafter existing, renewed or restructured.

         "PLEDGE COLLATERAL" means any certificate, instrument or other document evidencing ownership by the Grantor of interests in the Borrower or any successor of the Borrower.

         "PROCEEDS" means all proceeds and products of any of the Collateral, whether now held and existing or hereafter acquired or arising, including any and all cash, securities, instruments and other property from time to time paid, payable or otherwise distributed in respect of or in exchange for any or all of the Collateral. "PROCEEDS" shall include (i) whatever is now or hereafter received by the Grantor upon the sale, exchange, collection, other disposition or operation of any item of Collateral, whether such proceeds constitute accounts, general intangibles, instruments, securities, investment property, documents, letters of credit, chattel paper, deposit accounts, money, goods or other personal property, (ii) any items that are now or hereafter acquired by the Grantor with any Proceeds of Collateral, (iii) any amounts now or hereafter payable under any insurance policy by reason of any loss of or damage to any Collateral or the business of the Grantor, (iv) any options, warrants, securities or other property issued or delivered by the issuer of or obligor on any Collateral as a stock dividend or distribution in connection with any reclassification, increase or reduction of capital or issued or delivered in connection with any merger or other reorganization, (v) any property received upon the liquidation or dissolution of any issuer of or obligor on any Collateral or upon or in respect of any distribution of capital, and (vi) the right to further transfer, including by pledge, mortgage, license, assignment or sale, of any of the foregoing.

         "PROCESS AGENT" is defined in SECTION 6.8.2.

         "SECURED OBLIGATIONS" is defined in SECTION 2.2.

         "SECURITY INTEREST" is defined in SECTION 2.1.

         "SUPPLEMENTAL DOCUMENTATION" means financing statements, continuation statements, schedules of Collateral and other instruments or documents necessary or requested by the Administrative Agent (i) to perfect and maintain perfected the Security Interest in any Collateral or (ii) so that the Administrative Agent receives all interest, dividends and distributions from time to time paid with respect to, and all other Proceeds of, all Collateral the Administrative Agent is entitled to receive hereunder.

         "UCC" means the Uniform Commercial Code (as amended from time to time) of the State of New York.


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         SECTION 1.2. RELATED MATTERS.

                  1.2.1. TERMS USED IN THE UCC. Unless the context clearly otherwise requires, all lower-case terms used and not otherwise defined herein that are used or defined in Article 9 (or any equivalent subpart) of the UCC have the same meanings herein.

                  1.2.2. CONSTRUCTION. Unless the context of this Agreement clearly requires otherwise, references to the plural include the singular, the singular includes the plural, the part includes the whole, and "including" is not limiting. The words "hereof," "herein," "hereby," "hereunder" and similar terms of this Agreement refer to this Agreement as a whole (including the Preamble, the Recitals and all Schedules and Exhibits) and not to any particular provision of this Agreement. Article, section, subsection, exhibit, recital, preamble and schedule references in this Agreement are to this Agreement unless otherwise specified. References in this Agreement to any agreement, other document or law "as amended" or "as amended from time to time," or to amendments of any document or law, shall include any amendments, supplements, replacements, renewals, waivers or other modifications not prohibited by the Loan Documents.

                  1.2.3. GOVERNING LAW. Except to the extent otherwise required by Applicable Law, the UCC shall govern the attachment, perfection, priority and enforcement of the Security Interest and all other matters to which the UCC applies pursuant to the terms thereof. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York (other than choice of law rules that would require the application of the laws of any other jurisdiction).

                  1.2.4. HEADINGS. The Article and Section headings used in this Agreement are for convenience of reference only and shall not affect the construction hereof.

                  1.2.5. SEVERABILITY. If any provision of this Agreement or any Lien or other right hereunder shall be held to be invalid, illegal or unenforceable under Applicable Law in any jurisdiction, such provision, Lien or other right shall be ineffective only to the extent of such invalidity, illegality or unenforceability, which shall not affect any other provisions herein or any other Lien or right granted hereby or the validity, legality or enforceability of such provision, Lien or right in any other jurisdiction.

                                    ARTICLE 2

                   THE SECURITY INTEREST; SECURED OBLIGATIONS
                   -------------------------------------------

         SECTION 2.1. SECURITY INTEREST. To secure the payment and performance of its Secured Obligations as and when due, the Grantor hereby conveys, pledges, assigns and transfers to the Administrative Agent, for the equal and ratable benefit of the Secured Parties, a continuing lien on and security interest (the "SECURITY INTEREST") in all right, title, claim, estate and interest of the Grantor in and to the Collateral.

         SECTION 2.2. SECURED OBLIGATIONS. The Security Interest shall secure, for the equal and ratable benefit of the Secured Parties, the due and punctual payment and performance of the


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Obligations, including without limitation any and all present and future obligations and liabilities of the Borrower and the Grantor of every type or description to each Secured Party, or any of its successors or assigns, or any Person entitled to indemnification under the Credit Agreement or the other Loan Documents.

                  2.2.1. arising under or in connection with the Credit Agreement and the other Loan Documents, in each case whether for principal, interest, reimbursement obligations, fees, expenses, indemnities or other amounts (including attorneys' fees and expenses); or

                  2.2.2. arising under or in connection with this Agreement, including for reimbursement of amounts permitted to be advanced or expended by any Secured Party (i) to satisfy amounts required to be paid by the Grantor under this Agreement for claims and Charges, together with interest thereon to the extent provided or (ii) to maintain or preserve any Collateral or to create, perfect, continue or protect any Collateral or the Security Interest therein, or its priority;

in each case whether due or not due, direct or indirect, joint and/or several, absolute or contingent, voluntary or involuntary, liquidated or unliquidated, determined or undetermined, now or hereafter existing, renewed or restructured, whether or not from time to time decreased or extinguished and later increased, created or incurred, whether or not arising after the commencement of a proceeding under the Bankruptcy Code (including post-petition interest) and whether or not allowed or allowable as a claim in any such proceeding, and whether or not recovery of any such obligation or liability may be barred by a statute of limitations or such obligation or liability may otherwise be unenforceable (all obligations and liabilities described in this SECTION 2.2 are collectively referred to as the "SECURED OBLIGATIONS").

                                    ARTICLE 3

                         WARRANTIES AND REPRESENTATIONS
                        ---------------------------------

         The Grantor represents and warrants the following to the Administrative Agent, all of which shall survive until termination of this Agreement pursuant to SECTION 6.7.

         SECTION 3.1. FILINGS, ETC.

                  3.1.1. Duly executed financing statements containing a correct description of the Collateral have been delivered to the Administrative Agent for filing in every governmental office in every state, county and other jurisdiction in which the principal or any other place of business or the chief executive office of the Grantor, to the extent necessary to establish a valid and perfected Lien in favor of the Administrative Agent in all Collateral in which a Lien may be perfected by filing, and no further or subsequent filing, recording or registration is necessary in any such jurisdiction, except as provided under Applicable Law with respect to the filing of continuation statements.

                  3.1.2. All Pledged Collateral has been delivered to the Administrative Agent to the extent required hereby.


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         SECTION 3.2. LOCATIONS AND NAMES. SCHEDULE 3.2 indicates (a) the
Grantor's chief executive office and principal place of business on the date hereof and at any time during the last four months, (b) all other places of business of the Grantor on the date hereof or at any time during the last four months, (c) the Grantor's federal tax identification number, and (d) all prior or current trade or legal names used to identify the Grantor in its business or in the ownership of its properties.

         SECTION 3.3. TITLE TO COLLATERAL; VALIDITY AND PERFECTION OF SECURITY INTEREST; ABSENCE OF OTHER LIENS.

                  3.3.1. The Grantor has good and marketable title to all of the Collateral.

                  3.3.2. The Security Interest constitutes a valid and, upon delivery of the Pledged Collateral to the Administrative Agent pursuant to SECTION 4.9 and the filing of the financing statements referred to in SECTION 3.1 with the Governmental Authorities and other Persons referred to in such Section, perfected security interest in and Lien on all of the Collateral and secures payment and performance of the Secured Obligations. The Collateral is free and clear of all Liens other than Permitted Liens.

                  3.3.3. Except for financing statements in favor of the Administrative Agent, the Grantor has filed no financing statement covering any Collateral.

                                    ARTICLE 4

                            COVENANTS AND AGREEMENTS
                            ------------------------

         SECTION 4.1. FURTHER ASSURANCES.

                  4.1.1. Subject to SECTION 4.9, the Grantor shall, at its own expense, perform on request of the Administrative Agent such acts as may be necessary or advisable in the opinion of the Administrative Agent, or that the Administrative Agent may request at any time, to assure the attachment, perfection and first priority of the Security Interest, to exercise the rights and remedies of the Secured Parties hereunder or to carry out the intent of this Agreement. Without limitation, the Grantor shall execute and deliver (or cause any third party to execute and deliver) to the Administrative Agent, at any time and from time to time, all Supplemental Documentation that the Administrative Agent may request, in form and substance acceptable to the Administrative Agent.

         SECTION 4.2. INSPECTION, VERIFICATION, ETC. The Grantor shall keep or cause to be kept accurate and complete records of the Collateral at the Grantor's chief executive office. The Administrative Agent and its employees and agents shall have the right, at all times during the Grantor's usual business hours, to (i) inspect Grantor's books and records of or relating to the Collateral and (ii) make (or require the Grantor to provide) copies of such records.

         SECTION 4.3. POWER OF ATTORNEY. The Grantor hereby irrevocably appoints the Administrative Agent and its employees and agents as the Grantor's true and lawful attorneys-in-fact, with full power of substitution, to do: (i) all things required to be done by the Grantor under this Agreement and (ii) all things that the Administrative Agent may deem necessary or


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advisable to assure the attachment, perfection and first priority of the
Security Interest or otherwise to exercise the rights and remedies of the Secured Parties hereunder or carry out the intent of this Agreement, in each case irrespective of whether a Default or Event of Default then exists (except as indicated below) and at the Grantor's expense. Without limitation, the Administrative Agent and its officers and agents shall be entitled to do all of the following, as fully as the Grantor might:

                  4.3.1. to sign the name of the Grantor on any Supplemental Documentation and to deliver and file such Supplemental Documentation to or with such Persons as the Administrative Agent, in its sole discretion, may elect;

                  4.3.2. to sign any certificate of ownership, registration card, application therefor, affidavits or documents necessary to transfer title to any of the Collateral, to receive any receipt for all licenses, registration cards and certificates of ownership;

                  4.3.3. to affix, by facsimile signature or otherwise, the general or special endorsement of the Grantor, in such manner as the Administrative Agent shall deem advisable, to any Pledged Collateral that has been delivered to or obtained by the Administrative Agent without appropriate endorsement or assignment; and

                  4.3.4. during the existence of an Event of Default, without notice to the Grantor and at such time or times as the Administrative Agent in its discretion may determine, in the Grantor's or in the Administrative Agent's name, to attend and vote at any and all meetings of the holders of Investment Property and to execute any and all written consents of such holders with the same effect as if the Grantor had personally attended and voted at such meetings or had personally signed such consents.

         The Administrative Agent shall be under no obligation whatsoever to take any of the foregoing actions and, absent bad faith or willful misconduct, the Administrative Agent, the other Secured Parties and their respective affiliates, shareholders, directors, officers, employees and agents shall have no liability or responsibility for any act taken or omitted with respect thereto. A copy of this Agreement and, if applicable, a statement by the Administrative Agent that an Event of Default exists shall be conclusive evidence of the Administrative Agent's right to act under this SECTION 4.3 as against all third parties.

         SECTION 4.4. CHANGES OF LOCATIONS OF COLLATERAL, OFFICES, NAME OR STRUCTURE. The Grantor shall not remove any Collateral, books or records with respect to the Collateral to, or keep any Collateral, books or records with respect to the Collateral at, a location not set forth on SCHEDULE 3.2, adopt a trade name or change its name, chief executive office, principal place of business, identity or structure without, in each case, providing ten (10) Business Days' prior written notice to the Administrative Agent, provided that the Grantor shall be permitted to take such action if the Grantor prior to taking such action executes and delivers to the Administrative Agent all Supplemental Documents and such further instruments and documents for the purpose of obtaining or preserving the right and powers of the Secured Parties herein granted and the full benefits granted under this Agreement, including the filing of any financing or continuation statements under the Applicable Law in effect in the appropriate jurisdictions.


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         SECTION 4.5. PAYMENT OF CHARGES AND CLAIMS. The Grantor shall pay (a)
all Charges imposed upon any Collateral and (b) all claims that have become due and payable and, under Applicable Law, have or may become Liens upon any Collateral, in each case before any penalty shall be incurred with respect thereto; PROVIDED THAT, unless foreclosure, levy or similar proceedings shall have commenced, the Grantor need not pay or discharge any such Charges or claims so long as the validity or amount thereof is being contested in good faith and by appropriate proceedings and so long as adequate reserves therefor have been established in accordance with GAAP. If the Grantor fails to pay or obtain the discharge of any Charge, claim or Lien required to be paid or discharged under this SECTION 4.5 and asserted against any portion of the Collateral, the Administrative Agent may, at any time and from time to time, in its sole discretion and without waiving or releasing any obligation of the Grantor under this Agreement or waiving any Default or Event of Default, make such payment, obtain such discharge or take such other action with respect thereto as the Administrative Agent deems advisable.

         SECTION 4.6. INSURANCE; PAYMENT OF PREMIUMS. If loss of or damage to Collateral results in recovery during the existence of an Event of Default of insurance proceeds under any policies of insurance under which the Administrative Agent is named as a contingent loss payee, the Administrative Agent shall, in its sole and absolute discretion, maintain possession of such proceeds as Collateral, apply such proceeds to the Secured Obligations in such order and at such times, or release such proceeds or portions thereof to the Grantor, in each case as specified in the Credit Agreement. No such application shall cure or waive any Event of Default (unless the Secured Obligations are paid in full) and no amount released to the Grantor shall be deemed to be a payment of Obligations.

         SECTION 4.7. DUTY OF CARE; INDEMNITY.

                  4.7.1. No Secured Party shall have any duty of care with respect to the Collateral, except that each Secured Party shall have an obligation to exercise reasonable care with respect to Collateral in its possession; PROVIDED THAT (i) each Secured Party shall be deemed to have exercised reasonable care if Collateral in its possession is accorded treatment substantially comparable to that which such Secured Party accords its own property, and (ii) the Secured Parties shall have no obligation to take any actions to preserve rights against other parties or property with respect to any Collateral. Without limitation, no Secured Party shall (a) bear any risk or expense with respect to any Collateral or (b) have any duty with respect to calls, conversions, presentments, maturities, notices or other matters relating to Investment Property, or to maximize interest or other returns with respect thereto.

                  4.7.2. The Administrative Agent may at any time deliver or redeliver the Collateral or any part thereof to the Grantor and the receipt of any of the same by the Grantor shall be complete and full acquittance for the Collateral so delivered, and the Secured Parties thereafter shall be discharged from any liability or responsibility therefor.

         SECTION 4.8. SALE OF COLLATERAL; FURTHER LIENS. The Grantor shall not
(i) sell, lease or otherwise dispose of any Collateral, or any interest therein or, (ii) grant or suffer to exist any Lien in or on any Collateral or sign or authorize the filing of any financing statement with respect to any of the Collateral. If any Collateral, or any interest therein, is disposed of in


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violation of these provisions, the Security Interest shall continue in such
Collateral or interest notwithstanding such disposition, the Person to which the Collateral or interest is being transferred shall be bound by this Agreement, and the Grantor shall deliver all Proceeds thereof to t he Administrative Agent to be held as Collateral hereunder.

         SECTION 4.9. DELIVERY OF INSTRUMENTS AND CERTIFICATES; ETC.

                  4.9.1. Contemporaneously herewith, the Grantor shall deliver to the Administrative Agent, together with appropriate endorsements or documentation of assignment thereof acceptable to the Administrative Agent, any certificates, documents or investments representing or evidencing the Collateral, including Pledged Collateral.

                  4.9.2. Without limitation of SUBSECTION 4.9.1 above, if the Grantor receives or becomes entitled to receive any securities issued by any issuer of Pledged Collateral, or any successor thereto, in any manner in substitution for or in addition to the Pledged Collateral, or if the Grantor shall become entitled to receive or shall receive any securities or other property in addition to, in substitution of, as a conversion of, or in exchange for, any of the Pledged Collateral or any other Collateral, the Grantor shall receive the same as the agent for the Administrative Agent, and shall hold the same in trust for and deliver the same promptly to the Administrative Agent in the exact form in which received, together with appropriate instruments of transfer or assignments in blank, to be held by the Administrative Agent as Collateral hereunder.

         SECTION 4.10. PROTECTION OF SECURITY; NOTICE OF LEVY. The Grantor shall, at its own cost and expense, take any and all actions necessary to defend title to the Collateral against all Persons and against all claims and demands and to preserve, protect and defend the Security Interest, and the priority thereof, against any adverse Liens. The Grantor will promptly notify the Administrative Agent of any attachment or other legal process levied against any Collateral.

         SECTION 4.11. ASSIGNMENT OF INCOME AND PROFITS.

                  4.11.1. The Grantor hereby absolutely and presently assigns to the Administrative Agent all rents, issues, income, profits and other Proceeds of or from the Collateral, all of which shall, during the existence of an Event of Default, be paid directly to the Administrative Agent. If the Grantor receives any such Proceeds during the existence of an Event of Default, such Proceeds shall be received by the Grantor in trust for the Administrative Agent and shall immediately be delivered to the Administrative Agent for application to the Secured Obligations.

                  4.11.2. Except as otherwise provided herein or in the Credit Agreement, the Grantor shall have the right to make collections on, receive and use all Proceeds in the ordinary course of business so long as no Event of Default shall exist. Upon the occurrence of an Event of Default, at the sole option of the Administrative Agent, the Grantor's right to make collections on the Collateral and receive and use such Proceeds shall terminate, and any and all Proceeds then held or thereafter received shall be held or received by the Grantor in trust for the Administrative Agent and immediately delivered in kind to the Administrative Agent, together with any necessary endorsements or


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         instruments of assignment. Any remittance received by the Grantor from any Person shall be presumed to relate to the Collateral and to the Proceeds.

         SECTION 4.12. RESTRICTIONS ON SECURITIES. Grantor will not enter into any agreement creating, or otherwise permit to exist, any restriction or condition upon the transfer, voting or control of any securities pledged as Collateral, except as consented to in writing by the Administrative Agent.

         SECTION 4.13. VOTING AND OTHER CONSENSUAL RIGHTS; DISTRIBUTIONS.

                  4.13.1.  So long as no Event of Default shall exist:

                           4.13.1.1. The Grantor shall be entitled to exercise
                  any and all voting and other consensual rights pertaining to any Pledged Collateral or any securities of a subsidiary of the Grantor, for any purpose not inconsistent with the terms of this Agreement; PROVIDED, HOWEVER, that the Grantor shall not exercise any such right if it would result in a Default or an Event of Default or have a Material Adverse Effect. Within 10 days of exercising any such right in a manner material to the Secured Parties, the Grantor shall give notice to the Administrative Agent of such exercise and the action taken or approved in connection therewith.

                           4.13.1.2. Except as otherwise provided herein, the
                  Grantor shall be entitled to receive and retain and use free of the Security Interest any and all cash and other property paid or otherwise distributed in respect of the Collateral; PROVIDED, HOWEVER, that any and all (A) dividends and other distributions paid or payable other than in cash (including in the form of Pledged Collateral) and (B) cash paid upon or in respect of any of the Collateral upon or in respect of the liquidation or dissolution of any issuer thereof or upon or in respect of any distribution of capital or redemption or exchange of any Collateral shall be delivered to the Administrative Agent, in the exact form received, to be held as Collateral hereunder. The Grantor shall be entitled to receive and retain and use free of the Security Interest any and all cash and other property paid or otherwise distributed in respect of the Collateral; provided that (i) any and all dividends and other distributions in the form of Pledged Collateral shall be held as Collateral hereunder, and (ii) the Administrative Agent shall pay over or deliver to the Grantor all cash and other property paid or distributed to the Administrative Agent in respect of the Collateral and that the Grantor is entitled to receive hereunder.

                  4.13.2. So long as an Event of Default shall exist, at the sole option of the Administrative Agent, any or all rights of the Grantor to exercise voting and other consensual rights and to receive cash and other property distributed in respect of Collateral as permitted above shall cease, at the option of the Administrative Agent, and the Administrative Agent, if and when it notifies the Grantor of the exercise of such option, shall have the sole right to exercise any or all such voting and other consensual rights and to receive and to hold as Collateral any or all such cash and other property.

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                  4.13.3. All cash and other property required to be delivered to the Administrative Agent hereunder shall, if received by the Grantor, be received in trust for the benefit of the Secured Parties, be segregated from the other property of the Grantor, and promptly be delivered to the Administrative Agent in the same form as so received (with any appropriate endorsements or assignments).

                  4.13.4. The Administrative Agent shall execute and deliver (or cause to be executed and delivered) to the Grantor all proxies and other instruments as the Grantor may reasonably request for the purpose of enabling the Grantor to exercise the voting and other rights which it is entitled to exercise pursuant to SUBSECTION 4.13.1.1 above.

                                    ARTICLE 5

                         RIGHTS AND REMEDIES ON DEFAULT
                        ---------------------------------

         SECTION 5.1. REMEDIES. Upon or after the occurrence of any Event of Default, whether or not all the Secured Obligations shall have become immediately due and payable:

                  5.1.1. In addition to all its other rights, powers and remedies under this Agreement and Applicable Law, the Administrative Agent shall have, and may exercise, any and all of the rights, powers and remedies of a secured party under the UCC, all of which rights, powers and remedies shall be cumulative and not exclusive, to the extent permitted by Applicable Law.

                  5.1.2. The Administrative Agent shall have the right, all at the Administrative Agent's sole option and as the Administrative Agent in its discretion may deem necessary or advisable, to do any or all of the following:

                           5.1.2.1. to foreclose the Security Interest by any
                  available judicial procedure or without judicial process;

                           5.1.2.2. to prepare, assemble or process the
                  Collateral for sale or other disposition;

                           5.1.2.3. to apply any Collateral or any other assets
                  of the Grantor in the possession of the Administrative Agent to the Secured Obligations;

                           5.1.2.4. to collect by legal proceedings or otherwise
                  all dividends, distributions, interest, principal or other sums now or hereafter payable upon or on account of the Collateral;

                           5.1.2.5. to enter into any extension or
                  reorganization agreement or any other agreement relating to or affecting the Collateral and, in connection therewith, deposit or surrender control of any Collateral or accept other property in exchange therefor;

                           5.1.2.6. to settle, compromise or release, on terms
                  acceptable to the Administrative Agent, in whole or in part, any amounts owing on the Collateral or any insurance thereof or relating thereto or any disputes with respect thereto or such insurance;

                           5.1.2.7. to receive, open and dispose of all mail
                  addressed to the Grantor and notify postal authorities to change the address for delivery thereof to such address as the Administrative Agent may designate, PROVIDED that the Administrative Agent agrees that it will promptly deliver over to the Grantor any such opened mail as does not relate to the Collateral;

                           5.1.2.8. to exercise any and all other rights,
                  powers, privileges and remedies of an owner of the Collateral.

                  5.1.3. The Grantor shall, at the Administrative Agent's request, assemble the Collateral and make it available to the Administrative Agent at a place to be designated by the Administrative Agent. The Grantor shall make available to the Administrative Agent all computer and other equipment of the Grantor containing books and records pertaining to the Collateral (and the assistance of the employees of the Grantor having responsibility for such equipment) and shall allow the Administrative Agent to use such computer and other equipment at no charge for the purpose of obtaining information pertaining to the Collateral, including by making copies of computer and other files and records.

                  5.1.4. The Administrative Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Administrative Agent's remedies with respect to such appointment without prior notice or hearing. The rights, remedies and powers of any receiver appointed by a court shall be as ordered by the court.

                  5.1.5. The Administrative Agent shall have the right to sell or otherwise dispose of all or any Collateral at public or private sale or sales, with such notice as may be required by SECTION 5.3, in lots or in bulk, for cash or on credit, with or without representations or warranties, all as the Administrative Agent, in its discretion, may deem advisable. The Administrative Agent shall not be obligated to make any sale of the Collateral regardless of notice of sale having been given. If sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. The Administrative Agent shall have the right to conduct such sales on the Grantor's premises or elsewhere and shall have the right to use the Grantor's premises without charge for such sales for such duration as the Administrative Agent deem necessary or advisable. The Administrative Agent need not be present at any such sales. The Administrative Agent may purchase all or any part of the Collateral at public or, if permitted by Applicable Law, private sale, and in lieu of actual payment of the purchase price, the Administrative Agent may apply against such purchase price any amount of the Secured Obligations. The Grantor agrees that any sale of Collateral conducted by the

         Administrative Agent in accordance with the foregoing provisions of this Section and SECTION 5.2 shall be deemed to be a commercially reasonable sale under Section 9-504 of the UCC.

                  5.1.6. The Administrative Agent shall not be required to register or qualify any of the Collateral that constitutes securities under applicable state or federal securities laws in connection with any sale or other disposition thereof if such disposition is effected in a manner that complies with all applicable federal and state securities laws. The Administrative Agent shall be authorized at any such disposition (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are "accredited investors" or "qualified institutional buyers" under Applicable Law and purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof. If any such Collateral is sold at private sale, the Grantor agrees that if such Collateral is sold in a manner that the Administrative Agent in good faith believes to be reasonable under the circumstances then existing, then (A) the sale shall be deemed to be commercially reasonable in all respects, (B) the Grantor shall not be entitled to a credit against the Secured Obligations in an amount in excess of the purchase price, and (C) the Secured Parties shall not incur any liability or responsibility to the Grantor in connection therewith, notwithstanding the possibility that a substantially higher price might have been realized at a public sale. The Grantor recognizes that a ready market may not exist for such Collateral if it is not regularly traded on a recognized securities exchange, and that a sale by the Administrative Agent of any such Collateral for an amount substantially less than the price that might have been achieved had the Collateral been so traded may be commercially reasonable in view of the difficulties that may be encountered in attempting to sell Collateral that is privately traded.

         SECTION 5.2. APPLICATION OF PROCEEDS.

                  5.2.1. Any cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral (including insurance proceeds) may be held by the Administrative Agent as Collateral and/or then or at any time thereafter applied as follows:

                           5.2.1.1. first, to the Administrative Agent to pay
                  all advances, charges, costs and expenses payable to the Administrative Agent pursuant to SECTION 6.1; and

                           5.2.1.2. second, to pay the Secured Obligations in
                  the order set forth in the Credit Agreement.

                  5.2.2. The Grantor and any other Person then obligated therefor shall pay to the Secured Parties on demand any deficiency with regard to the Secured Obligations that may remain after such sale, collection or realization of, from or upon the Collateral.

                  5.2.3. Any surplus of cash held by the Administrative Agent and remaining after payment in full of all the Secured Obligations shall be reassigned and redelivered as provided in SECTION 6.7.

                  5.2.4. Payments received from any third party on account of any Collateral shall not reduce the Secured Obligations until paid in cash to the Administrative Agent. The application of proceeds by any Secured Party shall be without prejudice to such Secured Party's rights as against the Grantor or other Persons with respect to any Secured Obligations that may then be or remain unpaid.

                  5.2.5. If at any time after an Event of Default the Grantor receives any collections upon or other Proceeds of any Collateral, whether in the form of cash, Notes Receivable or otherwise, such Proceeds shall be received in trust for the Secured Parties and the Grantor shall keep all such Proceeds separate and apart from all other funds and property so as to be capable of identification as the property of the Secured Parties and promptly deliver such Proceeds to the Administrative Agent in the identical form received.

         SECTION 5.3. NOTICE. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Administrative Agent will send or otherwise make available to the Grantor reasonable notice of the time and place of any public sale or of the time on or after which any private sale of any Collateral is to be made. The Grantor agrees that any notice required to be given by the Administrative Agent of a sale or other disposition of Collateral, or any other intended action by the Administrative Agent, that is received in accordance with the provisions set forth in SECTION 6.4 five days prior to such proposed action, shall constitute commercially reasonable and fair notice thereof to the Grantor. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor and such sale may, without further notice, be made at the time and place to which it was so adjourned. The Grantor hereby waives any right to receive notice of any public or private sale of any Collateral or other security for the Secured Obligations except as expressly provided for in this SECTION 5.3.

                                    ARTICLE 6

                                     GENERAL
                                    ----------

         SECTION 6.1. ADMINISTRATIVE AGENT'S EXPENSES, INCLUDING ATTORNEYS' FEES. Regardless of the occurrence of a Default or Event of Default, the Grantor agrees to pay to the Administrative Agent any and all advances, charges, costs and expenses, including the fees and expenses of counsel and any experts or agents, that the Administrative Agent may incur in connection with (a) the administration of this Agreement, (b) the creation, perfection or continuation of the Security Interest or protection of its priority or the Collateral, including the discharging of any prior or junior Lien or adverse claim against the Collateral or any part thereof that is not permitted hereby or by the Credit Agreement, (c) the custody, preservation or sale of, collection from, or other realization upon, any of the Collateral, (d) the exercise or enforcement of any of the rights, powers or remedies of the Administrative Agent under this Agreement or under Applicable Law (including attorneys' fees and expenses incurred by the Administrative

Agent in the collection of Collateral deposited with the Administrative Agent and amounts incurred in connection with the operation, maintenance or foreclosure of the Security Interest) or any workout or restructuring or insolvency or bankruptcy proceeding or (e) the failure by the Grantor to perform or observe any of the provisions hereof. All such amounts and all other amounts payable hereunder shall be payable on demand, together with interest to the extent provided in the Credit Agreement.

         SECTION 6.2. AMENDMENTS AND OTHER MODIFICATIONS. No amendment of any provision of this Agreement (including a waiver thereof or consent relating thereto) shall be effective unless the same shall be in writing and signed by the Administrative Agent. Any waiver or consent relating to any provision of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. No notice to or demand on the Grantor in any case shall entitle the Grantor to any other or further notice or demand in similar or other circumstances.

         SECTION 6.3. CUMULATIVE REMEDIES; FAILURE OR DELAY. The rights and remedies provided for under this Agreement are cumulative and are not exclusive of any rights and remedies that may be available to any Secured Party under Applicable Law, the Credit Agreement, the other Loan Documents or otherwise. No failure or delay on the part of the Administrative Agent in the exercise of any power, right or remedy under this Agreement shall impair such power, right or remedy or shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude other or further exercise of such or any other power, right or remedy.

         SECTION 6.4. NOTICES, ETC. All notices and other communications under this Agreement shall be in writing and shall be personally delivered or sent by prepaid courier, by overnight, registered or certified mail (postage prepaid) or by prepaid telex, telecopy or telegram, and shall be deemed given when received by the intended recipient thereof. Unless otherwise specified in a notice given in accordance with the foregoing provisions of this SECTION 6.4, notices and other communications shall be given to the parties hereto at their respective addresses (or to their respective telex or telecopier numbers) indicated on
SCHEDULE 6.4.

         SECTION 6.5. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and, subject to the next sentence, inure to the benefit of the Grantor and each Secured Party and their respective successors and assigns. The Grantor shall not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent. The benefits of this Agreement shall pass automatically with any assignment of the Secured Obligations (or any portion thereof), to the extent of such assignment.

         SECTION 6.6. PAYMENTS SET ASIDE. Notwithstanding anything to the contrary herein contained, this Agreement, the Secured Obligations and the Security Interest shall continue to be effective or be reinstated, as the case may be, if at any time any payment, or any part thereof, of any or all of the Secured Obligations is rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be restored or returned by any Secured Party in connection with any bankruptcy, reorganization or similar proceeding involving the Grantor, any other party liable with respect to the Secured Obligations or otherwise, if the proceeds of any Collateral are required to be returned by such Secured Party under any such circumstances, or if any Secured

Party elects to return any such payment or proceeds or any part thereof in its sole discretion, all as though such payment had not been made or such proceeds not been received. Without limiting the generality of the foregoing, if prior to any such rescission, invalidation, declaration, restoration or return, this Agreement shall have been canceled or surrendered or the Security Interest or any Collateral shall have been released or terminated in connection with such cancellation or surrender, this Agreement and the Security Interest and such Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, discharge or otherwise affect the obligations of the Grantor in respect of the amount of the affected payment or application of proceeds, the Security Interest or such Collateral.

         SECTION 6.7. CONTINUING SECURITY INTERESTS; TERMINATION. This Agreement shall create a continuing security interest in the Collateral and, except as provided below, the Security Interest and all agreements, representations and warranties made herein shall survive until, and this Agreement shall terminate only upon, the indefeasible payment and performance in full of the Secured Obligations. Any investigation at any time made by or on behalf of the Secured Parties shall not diminish the right of any Secured Party to rely on any such agreements, representations or warranties herein. Notwithstanding anything in this Agreement or Applicable Law to the contrary, the agreements of the Grantor set forth in SECTION 6.1 shall survive the payment of all other Secured Obligations and the termination of this Agreement.

         SECTION 6.8. CHOICE OF FORUM.

                  6.8.1. Pursuant to Section 5-1402 of the New York General Obligations Law, all actions or proceedings arising in connection with this Agreement shall be tried and litigated in state or Federal courts located in the Borough of Manhattan, New York City, State of New York, unless such actions or proceedings are required to be brought in another court to obtain subject matter jurisdiction over the matter in controversy. EACH OF THE GRANTOR, AND THE ADMINISTRATIVE AGENT ON BEHALF OF ALL SECURED PARTIES, WAIVE ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS, TO ASSERT THAT IT IS NOT SUBJECT TO THE JURISDICTION OF SUCH COURTS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

                  6.8.2. The Grantor hereby irrevocably appoints CT Corporation System (the "PROCESS AGENT," which has consented thereto) with offices on the date hereof at 1633 Broadway, New York, New York 10019, as Process Agent to receive for and on behalf of the Grantor service of process in the County of New York relating to this Agreement. SERVICE OF PROCESS IN ANY ACTION OR PROCEEDING AGAINST THE GRANTOR MAY BE MADE ON THE PROCESS AGENT BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, OR BY ANY OTHER METHOD OF SERVICE PROVIDED FOR UNDER APPLICABLE LAWS IN EFFECT IN THE STATE OF NEW YORK, AND THE PROCESS AGENT IS HEREBY AUTHORIZED AND DIRECTED TO ACCEPT SUCH SERVICE FOR AND ON BEHALF OF THE GRANTOR AND TO ADMIT SERVICE WITH RESPECT THERETO. SUCH SERVICE UPON THE PROCESS AGENT SHALL BE DEEMED EFFECTIVE PERSONAL SERVICE ON THE GRANTOR, SUFFICIENT FOR

         PERSONAL JURISDICTION, 10 DAYS AFTER MAILING, AND SHALL BE LEGAL AND BINDING UPON THE GRANTOR FOR ALL PURPOSES, NOTWITHSTANDING ANY FAILURE OF THE PROCESS AGENT TO MAIL COPIES OF SUCH LEGAL PROCESS TO THE GRANTOR, OR ANY FAILURE ON THE PART OF THE GRANTOR TO RECEIVE THE SAME. The Grantor confirms that it has instructed the Process Agent to mail to the Grantor, upon service of process being made on the Process Agent pursuant to this Section, a copy of the summons and complaint or other legal process served upon it, by registered mail, return receipt requested, at the Grantor's address set forth in SCHEDULE 6.4, or to such other address as the Grantor may notify the Process Agent in writing. The Grantor agrees that it will at all times maintain a process agent to receive service of process in the County of New York on its behalf with respect to this Agreement. If for any reason the Process Agent or any successor thereto shall no longer serve as such process agent or shall have changed its address without notification thereof to the Administrative Agent, the Grantor, immediately after gaining knowledge thereof, irrevocably shall appoint a substitute process agent acceptable to the Administrative Agent in the County of New York and advise the Administrative Agent thereof.

                  6.8.3. Nothing contained in this Section shall preclude any Secured Party from bringing any action or proceeding arising out of or relating to this Agreement in the courts of any place where the Grantor or any of its assets may be found or located. TO THE EXTENT PERMITTED BY THE APPLICABLE LAWS OF ANY SUCH JURISDICTION, THE GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT.

         SECTION 6.9. WAIVER AND ESTOPPEL. Except as otherwise provided in this Agreement, the Grantor hereby waives: (a) presentment, protest, notice of dishonor, release, compromise, settlement, extension or renewal and any other notice of or with respect to the Secured Obligations and hereby ratifies and confirms whatever the Administrative Agent may do in this regard, (b) notice prior to taking possession or control of any Collateral, (c) any bond or security that might be required by any court prior to allowing the Administrative Agent to exercise any of its rights, powers or remedies, (d) the benefit of all valuation, appraisement, redemption and exemption laws, (e) any rights to require marshaling of the Collateral upon any sale or otherwise to direct the order in which the Collateral shall be sold, (f) any set-off and (g) any rights to require the Administrative Agent to proceed against any Person, proceed against or exhaust any Collateral or any other security interests or guaranties or pursue any other remedy in the Administrative Agent's power, or to pursue any of such rights in any particular order or manner, and any defenses arising by reason of any disability or defense of any Person.

         SECTION 6.10. EXECUTION IN COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement.

         SECTION 6.11. COMPLETE AGREEMENT. This Agreement and the Credit Agreement, together with the exhibits and schedules hereto and thereto, are intended by the parties as a final expression of their agreement regarding the subject matter hereof and as a complete and exclusive statement of the terms and conditions of such agreement.

         SECTION 6.12. LIMITATION OF LIABILITY. No claim shall be made by the Grantor against the Secured Parties or the affiliates, directors, officers, employers or agents of the Secured Parties for any special, indirect, consequential or punitive damages in respect of any claim for breach of contract or under any other theory of liability arising out of or related to the transactions contemplated by this Agreement and the other Loan Documents, or any act, omission or event occurring in connection therewith; and the Grantor hereby waives, releases and agrees not to sue upon any claim for any such damages, whether or not accrued and whether or not known or suspected to exist in its favor.

         SECTION 6.13. WAIVER OF TRIAL BY JURY. THE GRANTOR AND THE ADMINISTRATIVE AGENT WAIVE THE RIGHT TO A TRIAL BY JURY IN ANY ACTION UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR ANY ACTION ARISING OUT OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, REGARDLESS OF WHICH PARTY INITIATES SUCH ACTION OR ACTIONS.

         SECTION 6.14. AMENDMENT AND RESTATEMENT; CONTINUATION OF LIENS. This Agreement shall constitute an amendment and restatement of the Original Pledge Agreements and an assignment and transfer of all, but not an extinguishment, discharge, satisfaction or novation of any, indebtedness, liabilities and obligations of the Transferring Grantors under the Original Pledge Agreements. All security interests, liens and other encumbrances created under and/or evidenced by the Original Pledge Agreements shall continue to be created under and/or evidenced by this Agreement, with the same perfection and priority under this Agreement as existed under the Original Pledge Agreements.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered as of the date first set forth above.


                                           BLUE SKY COMMUNICATIONS, INC.


                                           By:
                                                   ----------------------------

                                           Name:
                                                   ----------------------------

                                           Title:
                                                   ----------------------------


                                           NORTEL NETWORKS, INC.


                                           By:
                                                   ----------------------------

                                           Name:
                                                   ----------------------------

                                           Title:
                                                   ----------------------------

                                                                      SCHEDULE A

                                   COLLATERAL


         The following property is part of the "Collateral" as defined in
Section 1.1:

----------------------------------------------------------------------------------------------
           ISSUER           TYPE OF PROPERTY               OWNER               PERCENTAGE
                                                                                INTEREST
----------------------------------------------------------------------------------------------
       American Samoa      Limited Liability      Blue Sky Communications,         95%
        Telecom, LLC       Company Membership               Inc.
                               Interests
----------------------------------------------------------------------------------------------

                                                                    SCHEDULE 3.2

                               LOCATIONS AND NAMES
                              ---------------------

(a)      Chief Executive Office and Principal Place of Business:

         100 Northpoint Center East, Suite 300
         Alpharetta, Georgia  30022

(b)      Other Locations:    None

(c)      Federal Tax Identification No.:    58-2519848

(d)      Trade and Prior Names:    "Blue Sky" and "Blue Sky Communications"

                        CERTIFICATION AND ACKNOWLEDGEMENT

         Each of the undersigned Transferring Grantors hereby (a) certifies to the Secured Parties that, pursuant to the Contribution Agreement, such Transferring Grantor has sold, assigned or otherwise transferred to the Grantor all of its right, title, claim, estate and interest in and to the "Collateral" (as such term is defined in the Original Pledge Agreement executed by such Transferring Grantor), subject to the "Security Interests" (as such term is defined in the Original Pledge Agreement executed by such Transferring Grantor); and (b) agrees that the obligations of such Transferring Grantor under SECTION
6.1 of its Original Pledge Agreement shall be continuing as set forth in SECTION
6.7 of its Original Pledge Agreement.

                                       STANFORD FINANCIAL GROUP COMPANY

                                       By:
                                                --------------------------------

                                       Name:
                                                --------------------------------

                                       Title:
                                                --------------------------------

                                       TELECOM WIRELESS SOLUTIONS, INC.

                                       By:
                                                --------------------------------

                                       Name:
                                                --------------------------------

                                       Title:
                                                --------------------------------

                                       GELBER SECURITIES, INC.

                                       By:
                                                --------------------------------

                                       Name:
                                                --------------------------------

                                       Title:
                                                --------------------------------

Transfer of Collateral Acknowledged
as of January 31, 2001:

NORTEL NETWORKS, INC.


By:
         --------------------------

Name:
         --------------------------

Title:
         --------------------------